Exhibit 10.24.2

[Summerville Portfolio/ACMC Acquisition]

FIRST AMENDMENT TO AMENDED
AND RESTATED MASTER LEASE

THIS FIRST AMENDMENT TO AMENDED AND RESTATED MASTER LEASE (this "Amendment") is made and entered into as of September 1, 2005 (the "Effective Date"), by and among HEALTH CARE PROPERTY INVESTORS, INC., a Maryland corporation ("HCP"), WESTMINSTER HCP, LLC, a Delaware limited liability company ("Westminster HCP"), TEXAS HCP HOLDING, L.P., a Delaware limited partnership ("Texas HCP"), HCP AL OF FLORIDA, LLC, a Delaware limited liability company ("HCP AL") (HCP, Westminster HCP, Texas HCP, and HCP AL shall be referred to herein, collectively, as their interests may appear, as "Lessor"), on the one hand, and LH ASSISTED LIVING, LLC, a Delaware limited liability company ("LHAL LLC"), SUMMERVILLE AT COBBCO, INC., a California corporation ("Cobbco Inc."), SUMMERVILLE AT HILLSBOROUGH, L.L.C., a New Jersey limited liability company ("Hillsborough LLC"), SUMMERVILLE AT OCOEE, INC., a Delaware corporation ("Ocoee Inc."), SUMMERVILLE AT PORT ORANGE, INC., a Delaware corporation ("Port Orange Inc."), SUMMERVILLE AT PRINCE WILLIAM, INC., a Delaware corporation ("Prince William Inc."), SUMMERVILLE AT STAFFORD, L.L.C., a New Jersey limited liability company ("Stafford LLC"), SUMMERVILLE AT VOORHEES, L.L.C., a New Jersey limited liability company ("Voorhees LLC"), SUMMERVILLE AT WESTMINSTER, INC., a Maryland corporation ("Westminster Inc."), SUMMERVILLE AT PINELLAS PARK, LLC, a Delaware limited liability company ("Pinellas LLC"), SUMMERVILLE AT OCALA WEST, LLC, a Delaware limited liability company ("Ocala West LLC"), SUMMERVILLE AT CY-FAIR ASSOCIATES, L.P., a Delaware limited partnership ("CY-Fair LP"), SUMMERVILLE AT FRIENDSWOOD ASSOCIATES, L.P., a Delaware limited partnership ("Friendswood LP"), SUMMERVILLE AT NEW PORT RICHEY, LLC, a Delaware liability company ("New Port Richey LLC"), SUMMERVILLE AT LAKELAND, LLC, a Delaware liability company ("Lakeland LLC"), SUMMERVILLE AT ST. AUGUSTINE LLC, a Delaware liability company ("St. Augustine LLC"), SUMMERVILLE AT OCALA EAST, LLC, a Delaware liability company ("Ocala East LLC"), and SUMMERVILLE AT VENICE, LLC, a Delaware liability company ("Venice LLC") (LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, Westminster Inc., Pinellas LLC, Ocala West LLC, CY-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, and Venice LLC shall be collectively, and jointly and severally, referred to herein as "Lessee"), on the other hand, with respect to the following:

RECITALS

A.           HCP and Westminster HCP (collectively, as their interests may appear, "Original Lessor"), as "Lessor," and LHAL LLC, Cobbco Inc., Hillsborough LLC, Ocoee Inc., Port Orange Inc., Prince William Inc., Stafford LLC, Voorhees LLC, and Westminster Inc. (collectively, and jointly and severally, "Original Lessee"), as "Lessee" are parties to that certain Amended and Restated Master Lease dated as of April 20, 2005 (the "Master Lease"), covering the Leased Property of ten (10) mixed skilled nursing and assisted living care Facilities located in California, Connecticut, Florida, Maryland, New Jersey and Virginia. All capitalized terms used in this Amendment and not otherwise defined or modified herein shall have the meanings assigned to such terms in the Master Lease.

B.            Pursuant to the terms of that certain Guaranty of Obligations dated as of April 20, 2005 (as the same has been or may hereafter be amended or reaffirmed from time to time in writing, the "Guaranty"), made by Summerville Senior Living, Inc., a Delaware corporation ("Guarantor") in favor of Original Lessor, Guarantor guaranteed the obligations of Original Lessee under the Master Lease, all as more particularly described therein.

C.            HCP, as Buyer, and Guarantor, as Seller, have entered into to that certain Contract of Acquisition of even date herewith (as the same may be amended or modified in accordance with the terms thereof, the "Group 4 Contract of Acquisition"), pursuant to which HCP is purchasing and acquiring from Guarantor (or pursuant to which Guarantor is causing to be transferred and conveyed to HCP) on and effective as of the Effective Date, the following:

(i)             the real property located in New Port Richey, Florida and more particularly described on Exhibit A-11 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "New Port Richey Facility");

(ii)            the real property located in Lakeland, Florida and more particularly described on Exhibit A-12 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Lakeland Facility");

(iii)           the real property located in St. Augustine, Florida and more particularly described on Exhibit A-13 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "St. Augustine Facility");

(iv)           the real property located in Ocala, Florida and more particularly described on Exhibit A-14 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "(East) Ocala Facility"); and

(v)            the real property located in Venice, Florida and more particularly described on Exhibit A-15 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Venice Facility").

The New Port Richey Facility, Lakeland Facility, St. Augustine Facility, (East) Ocala Facility and the Venice Facility are sometimes referred to herein, individually, as a "Group 4 Acquisition Facility," and collectively, as the "Group 4 Acquisition Facilities."

D.            HCP or Texas HCP, as the case may be, is also the current owner of the following properties and facilities which, immediately prior to the Effective Date, were master leased by HCP and Texas HCP to certain Affiliates of Adult Care Management Corporation, a Florida corporation ("ACMC," and together with its Affiliates, the "ACMC Parties"), as lessee, pursuant to that certain Amended and Restated Master Lease, dated December 1, 2004, by and between HCP and Texas HCP and the ACMC Parties (as the same may have been amended or modified pursuant to the terms thereof, the "HCP/ACMC Lease") :

(i)             the real property located in Ocala, Florida and more particularly described on Exhibit A-16 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "(West) Ocala Facility");

(ii)            the real property located in North Pinellas Park, Florida and more particularly described on Exhibit A-17 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "North Pinellas Park Facility");

(iii)           the real property located in Houston, Texas and more particularly described on Exhibit A-18 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Houston Facility"); and

(iv)           the real property located in Friendswood, Texas and more particularly described on Exhibit A-19 attached hereto, together with all improvements and fixtures thereon, related rights and certain Personal Property relating thereto (the "Friendswood Facility").

The (West) Ocala Facility, North Pinellas Park Facility, Houston Facility and Friendswood Facility are sometimes referred to herein, individually, as a "Group 4 Transfer Facility," and collectively, as the "Group 4 Transfer Facilities." The Group 4 Acquisition Facilities and Group 4 Transfer Facilities are sometimes referred to herein, individually, as a "Group 4 Facility," and collectively, as the "Group 4 Facilities."

E.             Immediately prior to the Effective Date and the Closing Date (as defined in the Group 4 Contract of Acquisition), HCP and Texas HCP, as the case may be, are terminating the current master lease with the ACMC Parties relating to the Group 4 Transfer Facilities, and effective immediately upon the Effective Date and Closing Date, certain of the parties comprising Lessee are acquiring from the ACMC Parties the assisted-living businesses operated by the ACMC Parties at the Group 4 Facilities (excluding, however, the Leased Property relating thereto).

F.             Effective immediately upon the Effective Date and Closing Date, Lessor desires to add to the Leased Property and lease to Lessee, and Lessee desires to lease from Lessor, the Group 4 Facilities, and each of them, upon the terms and conditions set forth in this Amendment.

G.             Lessor and Lessee desire to enter into this Amendment to effectuate the matters set forth in the above Recitals, all as more particularly described herein.

AMENDMENT

NOW THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lessor and Lessee hereby agree as follows:

1.             Leasing. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, the Leased Property of the Group 4 Facilities upon all of the terms and conditions set forth in the Master Lease, as amended by this Amendment. All references herein and in the Master Lease to a "Facility" or "Facilities" shall mean each Facility (as defined in the Master Lease) together with the Group 4 Facilities, and each of them.

2.             Joint and Several Liability of Lessee. From and after the Effective Date, Pinellas LLC, Ocala West LLC, CY-Fair LP, Friendswood LP, New Port Richey LLC, Lakeland LLC, St. Augustine LLC, Ocala East LLC, and Venice LLC shall (i) be jointly and severally liable for all of the obligations of the "Lessee" under the Master Lease, as hereby amended, and (ii) assume jointly and severally with Original Lessee, all obligations of "Lessee" arising under the Master Lease on, prior to or after the Effective Date.

3.             Joinder by Texas HCP and HCP AL. From and after the Effective Date, Texas HCP and HCP AL each hereby joins as a "Lessor" under the Master Lease, as their interests may appear, for purposes of leasing the Leased Property of the Houston Facility and the Friendswood Facility, and the Leased Property of the New Port Richey Facility, the Lakeland Facility, the St. Augustine Facility, the (East) Ocala Facility, and the Venice Facility, respectively, to Lessee pursuant to the terms and conditions of the Master Lease, as hereby amended.

4.             Modifications to Terms of the Master Lease. Effective as of the Effective Date, the Master Lease shall be amended and supplemented in the following particulars:

(a)           New Definitions. Except as otherwise expressly provided or unless the context otherwise requires, for all purposes of the Master Lease, as hereby amended, the terms defined in this Section 4(a) shall have the meanings assigned to them as provided below and shall be added to Article II of the Original Master Lease to read, in their entireties, as follows:

"2005 Capital Renovation Lessor Costs: As defined in Section 5 of this Amendment."

"2005 Capital Renovation Project(s): With respect to each of the Lakeland Facility and the New Port Richey Facility, a capital refurbishment to such Facility, the scope, plans and specifications, and estimated cost budget of which is to be mutually agreed upon by Lessor and Lessee after the Effective Date.

"2005 Capital Renovation Project Allowance: With respect to the Lakeland Facility and the New Port Richey Facility, an aggregate allowance for the 2005 Capital Renovation Project(s) equal to the lesser of (i) Four Hundred Thousand and No/100 Dollars ($400,000.00), or (ii) Fifty Percent (50%) of the Aggregate Costs of the 2005 Capital Renovation Project(s) with respect to such Facilities. The 2005 Capital Renovation Project Allowance shall be allocated to the 2005 Capital Renovation Project(s) at each of the Lakeland Facility and the New Port Richey Facility as reasonably determined by Lessee. Lessee shall deliver to Lessor written confirmation of such allocation prior to Lessor's disbursement of the 2005 Capital Renovation Project Allowance, or any portion thereof. Notwithstanding anything to the contrary in the Master Lease, as amended by this Amendment, the portion of the 2005 Capital Renovation Project Allowance allocated to each of the Lakeland Facility and the New Port Richey Facility shall not count towards the Annual Minimum Capital Project Amount with respect to each such Facility, and Lessee's expenditure and reimbursement, if any, of all or a portion of the 2005 Capital Renovation Project Allowance shall be in addition to the Annual Minimum Capital Project Amount with respect to each such Facility."

"2005 Capital Renovation Project Allowance Lease Rate: A percentage equal to the greater of (a) the average of the ten-year U.S. Treasury Note rate published in the Wall Street Journal for each of the five (5) Business Days prior to that date which is two (2) Business Days prior to the Closing Date and quoting the rate as of that date which is two (2) Business Days prior to the Closing Date, plus Four and Fifteen Hundredths Percent (4.15%) and (b) Eight and One-Half Percent (8.5%)."

"2005 Capital Renovation Site Review Costs: As defined in Section 5 of this Amendment."

"Aggregate Costs of the 2005 Capital Renovation Project(s): With respect to the Lakeland Facility and the New Port Richey Facility, the actual out-of-pocket costs actually incurred by Lessee pursuant to the provisions of the Master Lease, as hereby amended, in connection with the 2005 Capital Renovation Project(s) for such Facilities, including all costs of design, construction, installation and obtaining all governmental approvals and permits with respect to such 2005 Capital Renovation Project(s) for such Facilities, the 2005 Capital Renovation Site Review Costs for such Facilities and the 2005 Capital Renovation Lessor Costs with respect to such Facilities."

"Allocated Group 4 Buyer's Transaction Costs: With respect to each Group 4 Acquisition Facility, an amount equal to the total Group 4 Buyer's Transaction Costs, multiplied by the following applicable percentages relating such Facility:

(a)	Lakeland Facility:	9%

(b)	New Port Richey Facility:	16%

(c)	St. Augustine Facility:	31%

(d)	Venice Facility:	21%

(e)	(East) Ocala Facility:	23%

	Total:	100%

"Fair Market Land Value: With respect to the (West) Ocala Facility and Houston Facility (if applicable), the Fair Market Value with respect to the Land and Related Rights of such Facility (only), determined in accordance with the definition of Fair Market Value and the appraisal procedures set forth in Article XXXIV."

"Friendswood Facility: That certain Facility located in Friendswood, Texas."

"Group 4 Acquisition Facilities: Each of those Facilities identified as a Group 4 Acquisition Facility on Exhibit C attached hereto."

"Group 4 Buyer's Transaction Costs: The "Buyer's Transaction Costs" as defined in the Group 4 Contract of Acquisition."

"Group 4 Contract of Acquisition: As defined in Recital C of this Amendment."

"Group 4 Facilities: Each of those Facilities identified as a Group 4 Facility on Exhibit C attached hereto, including each Group 4 Acquisition Facility and each Group 4 Transfer Facility."

"Group 4 Facility Escalator: The following with respect to the applicable Group 4 Facilities:

(a)           with respect to each Group 4 Acquisition Facility for any given Lease Year, an amount equal to the greater of (i) Seventy-Five Percent (75%) of the applicable CPI Increase or (ii) Two and Three-Quarters Percent (2.75%); and

(b)           with respect to each Group 4 Transfer Facility, the lesser of (i) Five Percent (5%) or (ii) the greater of (A) the applicable CPI Increase or (B) Two Percent (2%)."

"Group 4 Facility Purchase Price: The following with respect to the applicable Group 4 Facilities:

(a)           with respect to each Group 4 Facility (other than the (West) Ocala Facility and the Houston Facility) at any given time, the sum of (i) the Minimum Repurchase Price for such Facility, plus (ii) an amount which, upon the closing or the applicable date, equals an annually compounded return equal to Three Percent (3%) per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding;

(b)           with respect to the (West) Ocala Facility at any given time, the greater of (i) the product of (x) ten (10) times, (y) the Allocated Minimum Rent paid or payable by Lessee during the twelve (12) month period immediately preceding the closing or the applicable date for such Facility, and (ii) the sum of (x) the Total CPI Adjusted (West Ocala) Construction/Capital Additions Cost, plus (y) the greater of (A) the Fair Market Land Value with respect to such Facility and (B) $522,000.00; and

(c)            with respect to the Houston Facility at any given time, the greater of (i) the product of (x) ten (10) times, (y) the Allocated Minimum Rent paid or payable by Lessee during the twelve (12) month period immediately preceding the closing or the applicable date for such Facility, and (ii) the sum of (x) the Total CPI Adjusted Houston Construction/Capital Additions Cost, plus (y) the greater of (A) the Fair Market Land Value with respect to such Facility and (B) $835,000.00."

"Group 4 Facility Put Event Price: The following with respect to the applicable Group 4 Facilities:

(a)           with respect to any Group 4 Facility (other than the (West) Ocala Facility and the Houston Facility) at any given time, the sum of (i) the Minimum Repurchase Price for such Facility, plus (ii) an amount which, upon the closing, equals an annually compounded return equal to the applicable Group 4 Facility Escalator for such Facility per year on (A) the Allocated Initial Investment for such Facility accruing from and after the applicable Restatement Date and (B) any Capital Addition Costs funded by Lessor for such Facility accruing from and after the date of funding; and

(b)           with respect to the (West) Ocala Facility and Houston Facility, the applicable Group 4 Facility Purchase Price with respect thereto."

"Group 4 Transfer Facilities: Each of those Facilities identified as a Group 4 Transfer Facility on Exhibit C attached hereto."

"Houston Facility: That certain Facility located in Houston, Texas."

"Lakeland Facility: That certain Facility located in Lakeland, Florida."

"Letter of Credit Adjustment Date: September 1 of each year, commencing September 1, 2006."

"New Port Richey Facility: That certain Facility located in New Port Richey, Florida."

"North Pinellas Park Facility: That certain Facility located in North Pinellas Park, Florida."

"St. Augustine Facility: That certain Facility located in St. Augustine, Florida."

"Total CPI Adjusted Houston Construction/Capital Additions Cost: At any given time with respect to the Houston Facility, the sum of (a) the sum of (i) the Total Houston Construction Cost, plus (ii) the Total Houston Construction Cost multiplied by the percentage increase (but not decrease), if any, in the Cost of Living Index published for the month which is two (2) months prior to the date such Total CPI Adjusted Houston Construction/Capital Additions Cost is determined over the Cost of Living Index published for September, 1998, plus (b) the sum of (i) all Capital Additions Costs funded or accrued by Lessor with respect to such Facility, plus (ii) each such Capital Additions Cost funded or accrued by Lessor with respect to such Facility, multiplied by the percentage increase (but not decrease), if any, in the Cost of Living Index published for the month which is two (2) months prior to the date such Total CPI Adjusted Houston Construction/Capital Additions Cost is determined over the Cost of Living Index published for the month which is two (2) months prior to the date in which each such Capital Additions Cost is funded or accrued by Lessor. An Example of the calculation of Total CPI Adjusted Houston Construction/Capital Additions Cost is set forth in Exhibit G."

"Total CPI Adjusted (West) Ocala Construction/Capital Additions Cost: At any given time with respect to the (West) Ocala Facility, the sum of (a) the sum of (i) the Total (West) Ocala Construction Cost, plus (ii) the Total (West) Ocala Construction Cost multiplied by the percentage increase (but not decrease), if any, in the Cost of Living Index published for the month which is two (2) months prior to the date such Total CPI Adjusted (West) Ocala Construction/Capital Additions Cost is determined over the Cost of Living Index published for September, 1998, plus (b) the sum of (i) all Capital Additions Costs funded or accrued by Lessor with respect to such Facility, plus  (ii) each such Capital Additions Cost funded or accrued by Lessor with respect to such Facility, multiplied by the percentage increase (but not decrease), if any, in the Cost of Living Index published for the month which is two (2) months prior to the date such Total CPI Adjusted (West) Ocala Construction/Capital Additions Cost is determined over the Cost of Living Index published for the month which is two (2) months prior to the date in which each such Capital Additions Cost is funded or accrued by Lessor. An Example of the calculation of Total CPI Adjusted (West) Ocala Construction/Capital Additions Cost is set forth in Exhibit G."

"Total Houston Construction Cost: The sum of $8,246,000.00."

"Total (West) Ocala Construction Cost: The sum of $6,112,491.00." "Venice Facility: That certain Facility located in Venice, Florida."

"(East) Ocala Facility: That certain Facility located in Ocala, Florida, commonly known as 'Park Place of Ocala East'."

"(West) Ocala Facility: That certain Facility located in Ocala, Florida, commonly known as 'Park Place of Ocala West'."

(b)           Supplemented Definitions. The following definitions appearing in Article II of the Master Lease shall be supplemented as follows:

Annual Minimum Capital Project Amount: With respect to each Group 4 Facility, during each Lease Year with respect to such Group 4 Facility, the following amounts:

(i)             With respect to the (East) Ocala Facility, $29,700.00.

(ii)            With respect to the Friendswood Facility, $32,100.00.

(iii)           With respect to the Houston Facility, $32,100.00.

(iv)           With respect to the Lakeland Facility, $20,400.00.

(v)            With respect to the New Port Richey Facility, $21,000.00.

(vi)           With respect to the North Pinellas Park Facility, $29,100.00.

(vii)          With respect to the St. Augustine Facility, $24,900.00.

(viii)         With respect to the Venice Facility, $23,400.00.

(ix)           With respect to the (West) Ocala Facility, $27,900.00.

Notwithstanding the foregoing, Lessor and Lessee acknowledge that the initial Annual Minimum Capital Project Amount for each Group 4 Facility represents an amount equal to (A) the number of licensed units located at such Group 4 Facility times  (B) Three Hundred Dollars ($300.00). In the event that the number of licensed units for any Group 4 Facility is increased or decreased in accordance with the terms of this Lease, the Allocated Minimum Capital Project Amount for such Group 4 Facility shall be increased, or decreased, as applicable, by an amount equal to (1) the number of such licensed units increased or decreased at such Group 4 Facility times (2) Three Hundred Dollars ($300.00).

Annual Minimum Capital Project Amount Overage: With respect to each Group 4 Facility for any Lease Year, an amount equal to (a) the sum of (i) the Capital Project Costs incurred and paid by Lessee in funding Capital Projects for each Group 4 Facility in the immediately preceding two (2) Lease Years and for which Lessor has received paid invoices, receipts or other commercially reasonable evidence or supporting information as is customary to evidence such expenditures, verifying the cost and payment of funding such Capital Projects, and an Officer's Certificate certifying that the applicable item(s) of Capital Projects have been completed, less (ii) the amounts disbursed by Lessor to Lessee from any Replacement Reserve on account of such Capital Projects to such Group 4 Facility in accordance with the terms of Section 9.3.1, in excess of (b) the Annual Minimum Capital Project Amount for such Group 4 Facility for such prior two (2) Lease Year period.

Capital Additions. With respect to each of the Lakeland Facility and the New Port Richey Facility, the applicable 2005 Capital Renovation Project shall at all times be deemed a Capital Addition for purposes of the Master Lease, as hereby amended, for such Facility.

Capital Addition Costs. With respect to each of the Lakeland Facility and the New Port Richey Facility, the applicable portion of the 2005 Capital Renovation Project Allowance allocated to each such Facility as provided for herein shall be treated for all purposes as Capital Addition Costs financed and paid for by Lessor under the Master Lease, as hereby amended, for such Facility.

Deeds: With respect to each Group 4 Acquisition Facility, "Deeds" as defined in the Group 4 Contract of Acquisition.

Fair Market Rental: With respect to each Group 4 Facility, the definition of Fair Market Rental applicable to the Group 2 Facilities and the Group 3 Facilities, but in each instance relating to such Group 4 Facility.

Lease Year: With respect to the Group 4 Facilities, the first Lease Year for such Facilities shall be the period commencing on the applicable Restatement Date with respect to such Facilities and ending August 31, 2006, and each subsequent Lease Year for such Facilities shall be each period of twelve (12) full calendar months after the last day of the prior Lease Year; provided, however, that the last Lease Year for any Group 4 Facility during the Term may be a period of less than twelve (12) full calendar months and shall end on the last day of the Term for such Facility.

Restatement Date: With respect to the Group 4 Facilities, the Effective Date of this Amendment, which shall also be the commencement date of the Lease, as hereby amended, with respect to each Group 4 Facility.

Transaction Documents: The meaning given to such term in the Lease, together with this Amendment and the Group 4 Contract of Acquisition.

(c) Amended and Restated Definitions. The following definitions appearing in Article II of the Original Master Lease shall be amended and restated as follows:

"Allocated Minimum Rent: With respect to each Facility, the amount of Minimum Rent allocated to such Facility as set forth on Exhibit C  attached hereto (or any amendment or supplement thereto) (subject to increase as set forth in Article III or any other express provision of this Lease or any amendment hereto providing for an increase in Minimum Rent)."

"Letter of Credit Amount: The following:

(a)           For the period from September, 2005, through the first Letter of Credit Adjustment Date, the sum of $1,361,516.00; and

(b)           Commencing upon the first Letter of Credit Adjustment Date (i.e., September 1, 2006), and on each Letter of Credit Adjustment Date thereafter during the Term, an amount equal to 8.8% of the aggregate annual Allocated Minimum Rent payable by Lessee under this Lease for all Facilities then subject to this Lease for the period from such Letter of Credit Adjustment Date through the next succeeding Letter of Credit Adjustment Date (reasonably estimated by Lessor for any Facility as to which the Allocated Minimum Rent for such Facility shall increase at any point during such period)."

"Lessee: The meaning given to such term in the preamble of this Amendment."

"Lessor: The meaning given to such term in the preamble of this Amendment, and its or their successors and assigns."

(d)           Amendment to Definition of Transfer Consideration: The definition of "Allocated Value" appearing within the definition "Transfer Consideration" in Article II of the Master Lease is hereby amended to read, in its entirety, as follows:

"As used herein, the term 'Allocated Value' shall mean the sum of clauses (i) and (ii) above allocated to the Leased Property of the applicable Transfer Consideration Facility, any Capital Additions and Lessee's operations thereon (including any and all business, enterprise and goodwill value), determined by the appraisal procedures set forth in Article XXXIV and based upon (x) the present value of the projected earnings before interest, taxes, depreciation, amortization and rents (including Rents under this Lease) (`EBITDAR') of the applicable Transfer Consideration Facility over the remaining Term of this Lease with respect to such Transfer Consideration Facility (taking into account any unexercised Extended Term(s)), less the present value of the remaining Allocated Minimum Rent to be paid under this Lease for such Transfer Consideration Facility for such period(s), as compared to (y) the sum of the following with respect to all operations being transferred, conveyed or sold, directly or indirectly, in connection with a Sale of Business: (1) with respect to all operations conducted at leased facilities (including the applicable Transfer Consideration Facility), the present value of the projected EBITDAR of all such operations over the remaining terms of all such leases (taking into account any unexercised extension options thereunder), less the present value of the remaining rents to be paid under such leases for such period(s), and (2) with respect to any operations conducted at owned facilities, the EBITDAR of such operations capitalized at the appropriate market capitalization rate, less debt which is being assumed, directly or indirectly, by the transferee (taking into account the positive or negative value of such assumed debt attributable to the interest rate, amortization schedule, maturity date, prepayment penalties and other relevant terms thereof)."

(e)           Leased Property; Term. The phrase "Group 3 Facilities, the Restatement Date" appearing in the last paragraph of Article I of the Master Lease is hereby amended to read "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date."

(f)           Minimum Rent.

For the first (1st) Lease Year with respect to the Group 4 Facilities, the following:

(A)           With respect to the Group 4 Acquisition Facilities, subject to upward adjustments as provided below, for the period from the Effective Date through the expiration of the first (151) Lease Year with respect to such Group 4 Acquisition Facilities, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for each Group 4 Acquisition Facility at the times and in the manner provided in Section 4.1 of the Master Lease the amount allocated to and set forth or determined pursuant to the formula opposite such Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for each such Group 4 Acquisition Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to each such Facility); and

(B)           With respect to the Group 4 Transfer Facilities, subject to upward adjustments as provided below, for the period from the Effective Date through December 31, 2005, Lessee shall pay to Lessor as monthly "Allocated Minimum Rent" for each Group 4 Transfer Facility at the times and in the manner provided in Section 4.1 of the Master Lease the amount allocated to and set forth or determined pursuant to the formula opposite such Facility on Exhibit C to the Master Lease, as hereby amended. The first monthly payment of Allocated Minimum Rent for each such Group 4 Transfer Facility shall be payable on the Effective Date (prorated as to any partial calendar month at the beginning of the Term with respect to each such Facility). Commencing on January 1, 2006, the then current monthly Allocated Minimum Rent for the Group 4 Transfer Facilities shall be increased by the lesser of (i) Five Percent (5%) or (ii) the greater of (a) Two Percent (2%) or (b) the Group 4 Transfer Facility CPI Index. The resulting amount shall be the Allocated Minimum Rent for such Group 4 Transfer Facilities until the expiration of the first (1 S1)Lease Year. For purposes of this Section 4(f)(i)(B), the "Group 4 Transfer Facility CPI Index" shall mean the percentage increase, if any, in the Cost of Living Index published for November 2005 over the Cost of Living Index published for November 2004.

(ii)            With respect to each of the Lakeland Facility and the New Port Richey Facility, the Allocated Minimum Rent shall be increased automatically upon the date of disbursement (if any) of the portion of the 2005 Capital Renovation Project Allowance allocated to such Facility, to be equal to the sum of (1) the monthly Allocated Minimum Rent in effect immediately prior to such disbursement date, plus (2) that amount equal to one-twelfth (1 /12`h) of the product of (x) the portion of the 2005 Capital Renovation Project Allowance allocated to such Facility, times (y) the 2005 Capital Renovation Project Allowance Lease Rate. Such monthly Allocated Minimum Rent as so increased for such Facility shall remain in effect for the balance of the then current Lease Year with respect to such Facility. To the extent such increase does not occur on the first (1st) day of a calendar month, then such increase for the applicable month in which the same occurs shall be prorated for such month.

(iii)           Commencing upon the expiration of the first (1St) Lease Year for such Group 4 Facilities and upon the expiration of each Lease Year thereafter during the Fixed Term for such Group 4 Facilities, the then current monthly Allocated Minimum Rent for such Group 4 Facilities for such Lease Year shall be increased by an amount equal to the applicable Group 4 Facility Escalator.

(iv)           For the first (15) Lease Year of each Extended Term for the Group 4 Facilities, if any, the monthly Allocated Minimum Rent for each Group 4 Facility shall be equal to the greater of (a) the then current monthly Fair Market Rental for such Group 4 Facility and (b) the monthly Allocated Minimum Rent payable for such Group 4 Facility during the last Lease Year of the immediately preceding Term, as increased by the applicable Group 4 Facility Escalator.

(v)            Commencing upon the expiration of the first (15) Lease Year of each Extended Term, if any, for the Group 4 Facilities and upon the expiration of each Lease Year thereafter during such Extended Term, the then current monthly Allocated Minimum Rent for each Group 4 Facility (Acquisition Facility) shall be increased by an amount equal to the applicable Group 4 Facility Escalator.

(vi)           The last paragraph of 3.1 of the Master Lease shall apply with respect to any adjustment of the Allocated Minimum Rent with respect to the Group 4 Facilities pursuant to clauses (iii), (iv) and (v) above.

(vii)          Lessee shall continue to pay all Minimum Rent with respect to the balance of the Facilities at the times, in the manner and in the amounts set forth in or determined by the Master Lease.

(g)           Condition of the Leased Property. The phrase "Group 3 Facilities, the Restatement Date" appearing in clause (ii) and in clause (b) of Section 7.1 of the Master Lease is hereby amended to read "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date," in each instance.

(h)           Capital Projects. The phrases "Group 3 Facilities" and "Group 3 Facility" appearing a number of times in Section 9.3 of the Master Lease is hereby amended to read "Group 3 Facilities and Group 4 Facilities" and "Group 3 Facility or Group 4 Facility," respectively, in each instance.

(i)            Liens. The phrase "Group 3 Facilities, the Restatement Date" appearing in Section 11.1 of the Master Lease is hereby amended to read "Group 3 Facilities and the Group 4 Facilities, the applicable Restatement Date."

(j)            Casualty. For purposes of Section 14.2.1 and 14.2.2 of the Master Lease, the purchase price as provided therein with respect to any Group 4 Facility shall be the applicable Group 4 Facility Purchase Price for such Facility immediately prior to such damage or destruction.

(k)           Condemnation. For purposes of Section 15.1.4 of the Master Lease, Lessor shall be entitled to receive from any Award relating to any Group 4 Facility, subject to the rights of Facility Mortgages, no less than the applicable Group 4 Facility Purchase Price for such Group 4 Facility immediately prior to the institution of the Condemnation.

(1)           Events of Default. The phrase "and/or the Group 4 Facilities Contract of Acquisition" is hereby inserted directly after the phrase "the Group 3 Facility Contract of Acquisition" appearing in each of Sections 16.1(a) and 16.1(k) of the Master Lease.

(m)           Lessee's Obligation to Purchase. For purposes of Section 16.5 of the Master Lease, the amount required to be paid by Lessee upon any exercise of Lessor's rights to require Lessee to purchase a Group 4 Facility following a Put Event pursuant to such Section shall be equal to the applicable Group 4 Facility Put Event Price for such Facility, plus, in any event, all Rent then due and payable (excluding the installment of Minimum Rent due on the purchase date) under the Master Lease, as hereby amended, with respect to such Group 4 Facility.

(n)           Letters of Credit.

(i)             Letter of Credit Requirement. Lessee and Lessor acknowledge and agree that the Letter of Credit Amount under the Master Lease as of the Effective Date is the sum of $1,361,516.00. Such Letter of Credit Amount shall remain in effect until the first Letter of Credit Adjustment Date following the Effective Date (i.e., September 1, 2006). Thereafter, the Letter of Credit Amount shall increase as provided in Section 21.3 of the Master Lease, as amended by clause (ii) below. Notwithstanding anything to the contrary in the Master Lease, at all times during the Term of the Master Lease, as hereby amended, and for sixty days after the expiration or earlier termination of the Master Lease, Lessee shall obtain, maintain and deliver to Lessor one or more letters of credit meeting the requirements of Article XXI of the Master Lease in the total required Letter of Credit Amount.

(ii)            Amounts of Letters of Credit. Section 21.3 of the Master Lease is hereby amended to read, in its entirety, as follows:

"21.3 Amounts of Letters of Credit. Letters of credit during the Term shall be equal to the applicable Letter of Credit Amount."

(o)           New Lease. Section 31.2.4 of the Master Lease is hereby amended to read, in its entirety, as follows:

"31.2.4                     Lessee's obligation to provide letters of credit in accordance with Article XXI of this Lease shall be segregated so that (a) the applicable Lessee shall be required to provide a letter of credit pursuant to the New Lease, on the same terms and conditions as set forth in this Lease, except that 'Letter of Credit Amount' under the New Lease shall mean an amount equal to the applicable Letter of Credit Amount for the Separated Property(ies), and (b) the 'Letter of Credit Amount' under this Lease (as amended) shall be reduced by the 'Letter of Credit Amount' for the New Lease determined in accordance with subsection (a) above."

p)            Quiet Enjoyment. The phrase "Group 3 Facilities, the Restatement Date" appearing in Section 32.1 of the Master Lease is hereby amended to read "Group 3 Facilities or the Group 4 Facilities, the applicable Restatement Date."

(q)           Lessee's Option to Purchase.

(i)             Sections 35.1.2 and 35.1.3 of the Master Lease are hereby amended to read, in their entireties, as follows:

"35.1.2                     Group 3 Facilities and Group 4 Facilities. Provided no Event of Default has occurred and is continuing hereunder, Lessee shall have the option to purchase the Leased Property of all (but not less than all) of the Group 3 Facilities and Group 4 Facilities upon the expiration of the tenth (10th) Lease Year of the Group 4 Facilities, for an amount equal to the sum of the Group 3 Facility Purchase Price for all of the Group 3 Facilities and the Group 4 Facility Purchase Price for all of the Group 4 Facilities.

"35.1.3                     General. Lessee shall exercise the option(s) to purchase the Leased Property set forth in Sections 35.1.1 and/or 35.1.2 above, as applicable, by (i) opening an escrow (the 'Escrow') with and by depositing either (1) cash or (2) a letter of credit from a financial institution and in form in each case acceptable to Lessor, the sum of Two and One-Half Percent (2.5%) of (A) with respect to the Group 1 Facility(ies), the Minimum Repurchase Price and (B) with respect to the Group 3 Facilities and Group 4 Facilities, the sum of (x) the Group 3 Facility Purchase Price for all of the Group 3 Facilities, plus (y) the Group 4 Facility Purchase Price for all of the Group 4 Facilities (as reasonably estimated by Lessor with respect to any Group 4 Facility for which the Group 4 Facility Purchase Price has not yet been determined) (the 'Opening Deposit') and a copy of this Lease with a national title company reasonably acceptable to Lessor ("Escrow Holder") and giving written notice to Lessor of such deposit with Escrow Holder no earlier than fifteen (15) months and not less than twelve (12) months prior to the expiration of (x) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, and (y) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, and (ii) delivering to Lessor concurrent with such notice a reaffirmation of the Guaranty executed by Guarantors stating, in substance, that Guarantors' obligations under the Guaranty shall extend to the purchase contract formed by Lessor and Lessee upon proper and timely exercise of such option. If Lessee shall not be entitled to exercise such option (e.g., by reason of an Event of Default) or shall be entitled to exercise the same but shall fail to do so within the time and in the manner herein provided, such option shall lapse and thereafter not be exercisable by Lessee. No failure by Lessor to notify Lessee of any defect in any attempted exercise of the foregoing option shall be deemed a waiver by Lessor of the right to insist upon Lessee's exercise of such option in strict accordance with the provisions hereof. In the event that Lessee shall properly and timely exercise such option, then such transaction shall be consummated on or within ten (10) days after the expiration of (i) with respect to the Group 1 Facility(ies), the Fixed Term or the Extended Term, as applicable, and (ii) with respect to the Group 3 Facilities and Group 4 Facilities, the tenth (10th) Lease Year of the Group 4 Facilities, but in either case subject to any delays resulting from (A) a cause described in Section 45.1.16 below or (B) Lessor's breach of its obligations set forth in this Section 35 (the `Outside Closing Date')."

(ii)           Notwithstanding anything to the contrary in the Master Lease, as hereby amended, if Lessee exercises its purchase option with respect to the Group 3 Facilities and the Group 4 Facilities as provided in Article XXXV of the Master Lease, as hereby amended, upon the closing thereof, and in addition to the applicable purchase price payable by Lessee for such Facilities (together with any other amounts due and owing by Lessee on account of such Facilities or otherwise under the Master Lease as of the date thereof), Lessee shall pay to Lessor a one-time additional rent payment of one percent (1%) of the annual Allocated Minimum Rent last in effect with respect to the Group 4 Facilities prior to the closing (the "Purchase Option Additional Rent"). Such Purchase Option Additional Rent shall be deemed for all purposes as "Rent" payable under the Master Lease, as hereby amended, and shall be paid at the closing; provided, however, that if simultaneous with the closing of such purchase by Lessee following Lessee's exercise of such purchase option with respect to the Group 3 Facilities and Group 4 Facilities, Lessor or any Affiliate of Lessor re-acquires fee title to the Group 4 Facilities or retains fee title thereto and in lieu of transferring title to Lessee restructures the Master Lease, as hereby amended (whether pursuant to a future amendment to the Master Lease or a new lease or new amended and restated lease) for the Group 4 Facilities, then the Purchase Option Additional Rent shall not be payable.

(r)           Exhibits and Schedules.

(i)             Supplements to Exhibit A and Schedule 1 to Exhibit B. Exhibits A-11, A-12 , A-13, A-14, A-15, A-16, A-17, A-18 and A-19 attached hereto are hereby appended to and shall become part of Exhibit A to the Master Lease. Schedule 1  attached hereto is hereby appended to and shall become part of Schedule 1 to Exhibit B to the Master Lease.

(ii)            Replacement of Exhibit C and Schedule 7.4.1. Exhibit C  and Schedule 7.4.1 to the Master Lease are hereby amended and replaced in their entirety with Exhibit C and Schedule 7.4.1 attached hereto, respectively.

(iii)           New Exhibit G. Exhibit G attached hereto is hereby appended to the Master Lease as Exhibit G.

5.           2005 Capital Renovation Projects (Lakeland Facility and New Port Richey Facility).

(a)            Lessor shall provide to Lessee the portion of the 2005 Capital Renovation Project Allowance allocated to the Lakeland Facility and the New Port Richey Facility as provided for herein in accordance with and subject to the provisions of this Section 5.

(b)            Prior to commencing any work relating to the 2005 Capital Renovation Project for either applicable Facility, Lessee shall provide Lessor with the following, each of which shall be subject to Lessor's reasonable approval: (i) detailed plans and specifications for the work to be performed in connection with such 2005 Capital Renovation Project for such Facility, (ii) a detailed estimate report to be prepared by or for Lessee, which report shall also provide a detailed cost breakdown of all construction costs, (iii) any other detailed budget information as Lessor may reasonably request and approve from Lessee; (iv) copies of all building permits and other authorizations from any applicable governmental authorities with jurisdiction required in connection with such 2005 Capital Renovation Project for such Facility; and (v) evidence that Lessee has filed, recorded or posted a notice of non-responsibility in favor of Lessor. Lessee covenants and agrees that from and after commencement of construction and/or performance of such 2005 Capital Renovation Project with respect to such Facility, Lessee shall diligently prosecute the same to completion in accordance with the terms of the Master Lease, as hereby amended, and this Section 5 and satisfy all Disbursement Conditions (as defined below) with respect thereto on or before March 1, 2007 (the "Outside Date").

(c)            The budget described in subsection (b) above shall include, and Lessee shall be responsible for paying to Lessor, (i) an amount equal to $1,650.00 for each site visit per Facility, but in no event more than one (1) visit (except in the event Lessor reasonably determines that more visits are necessary) per Facility, made by Lessor for the purpose of inspecting such 2005 Capital Renovation Project work with respect to such Facility (with respect to each Facility, the "2005 Capital Renovation Site Review Fees") and (ii) all legal fees, expenses and disbursements incurred by Lessor in connection with the review of diligence materials, documents and other information relating to the applicable 2005 Capital Renovation Project for such Facility, including engineering fees, accountants and other professional fees (collectively, with respect to each Facility, the "2005 Capital Renovation Lessor Costs"). The 2005 Capital Renovation Site Review Fees with respect to the Lakeland Facility and the New Port Richey Facility and 2005 Capital Renovation Lessor Costs with respect to the Lakeland Facility and the New Port Richey Facility shall be deducted from the portion of the 2005 Capital Renovation Project Allowance allocated to such Facility prior to disbursement of any portion thereof to Lessee as provided in Section 5(d) hereof, but for all purposes of the Master Lease, as hereby amended, shall be deemed part of the portion of the 2005 Capital Renovation Project Allowance for such Facility disbursed by Lessor and allocated to each such Facility as provided for herein.

(d)            The portion of the 2005 Capital Renovation Project Allowance (less accrued 2005 Capital Renovation Site Review Fees and the 2005 Capital Renovation Lessor Costs, in each case applicable thereto) allocated to each of the Lakeland Facility and the New Port Richey Facility as provided for herein shall be disbursed to Lessee within fifteen (15) days after the last to occur of (the "Disbursement Conditions"): (i) delivery by Lessee to Lessor of evidence satisfactory to Lessor as to the Aggregate Costs of the 2005 Capital Renovation Project for such Facility; (ii) completion of all work relating to such 2005 Capital Renovation Project for such Facility in accordance with the approved plans and specifications therefor, including all punch-list items; (iii) delivery by Lessee to Lessor of (A) a copy of all building permits and/or other authorizations from any applicable governmental authorities with jurisdiction, (B) if applicable, a copy of the certificate of occupancy (or local equivalent) and (C) if applicable, a copy of a notice of completion showing thereon the recording stamp of the County recorder, in each case with respect to such 2005 Capital Renovation Project for such Facility; and (iv) delivery by Lessee to Lessor of evidence reasonably satisfactory to Lessor that all of the work performed by Lessee has been paid in full and that no claim of any mechanic or materialman may become a lien on the Leased Property of such Facility, or any portion thereof, including delivery to Lessor of unconditional lien releases executed by all contractors, subcontractors and suppliers performing work or supplying materials in connection with such 2005 Capital Renovation Project for such Facility. In no event shall Lessee be entitled to disbursement of all or any portion of the portion of the 2005 Capital Renovation Project Allowance allocated to such Facility unless and to the extent that Lessee has satisfied the Disbursement Conditions on or prior to the Outside Date. In the event that Lessee is not entitled to disbursement of a 2005 Capital Renovation Project Allowance for such Facility, Lessee shall promptly pay to Lessor, as an Additional Charge, all accrued and unpaid 2005 Capital Renovation Site Review Fees and 2005 Capital Renovation Lessor Costs for such Facility within fifteen (15) days after Lessor's written request therefor.

6.             Right of First Offer on Certain other Facilities.

(a)           If, at any time Lessee or any Affiliate of Lessee has the right to acquire (or has acquired) ownership of those certain facilities (or either of them) located in Gainesville and/or Carrrollwood, Florida operated or formerly operated by an ACMC Party, and which as of the Effective Date Lessee or an Affiliate of Lessee is negotiating for a sublease or has subleased from the ACMC Parties (collectively, the "First Offer Facilities," and each a "First Offer Facility"), and Lessee or an Affiliate of Lessee desires to consummate a First Offer Transaction (as defined below), Lessee shall or shall cause its applicable Affiliate to first offer (the "Right of First Offer") to HCP the right to provide Financing for such First Offer Transaction prior to offering or requesting offers therefor from any third party. Such Right of First Offer shall be by written notice from Lessee or such Affiliate to HCP (the "Offer Notice") in accordance with the notice provisions set forth in Section 33 of the Master Lease. Such Offer Notice shall describe with reasonably particularity the First Offer Facility, the type of Financing which Lessee or any Affiliate of Lessee is seeking and such other material information and/or terms as are typically provided to Financing sources by borrowers/lessees in commercial Financing transactions of a similar size and nature (collectively, the "Basic Project Terms").

(b)            Within thirty (30) days after delivery to HCP of such Offer Notice and Basic Project Terms, HCP may by written notice to such Lessee or such Affiliate, as the case may be, (i) submit to Lessee or such Affiliate a non-binding commitment letter or term sheet setting forth the material terms and conditions under which HCP would be willing to provide Financing for the First Offer Transaction described in such Offer Notice and Basic Project Terms, including, as applicable, the amount to be Financed, the term, the Financing rate for any debt Financing, the lease rate for any equity Financing, the payment or rent schedule and amounts, the terms of any prepayment or yield maintenance provisions for any debt Financing, any recourse provisions, any "due-on" provisions or related transfer restrictions, the collateral to secure such Financing obligations, whether or not a guaranty is required, any cross-default and cross-collateralization provisions, any fees and other costs to be charged in connection with the proposed Financing, and such other information pertaining to the terms and conditions of the proposed Financing as Lessee or such Affiliate may reasonably request (herein, a "Financing Proposal") or (ii) decline to submit a Financing Proposal. If HCP fails to deliver a Financing Proposal to Lessee or such Affiliate with respect to any First Offer Transaction for which HCP has received an Offer Notice and Basic Project Terms in the manner and within the time specified in this Section 5(b), then HCP shall be deemed to have declined to submit the same. If HCP shall in the manner and within the time specified in this Section 5(b) submit a Financing Proposal, then Lessee or its Affiliate, as the case may be, shall nevertheless be free at any time thereafter to either (A) accept or negotiate with HCP regarding the terms of such Financing Proposal, in each case subject to the terms thereof, or (B) by written notice to HCP, elect to offer such First Offer Transaction to one or more other third party Financing sources, and thereafter negotiate with such other third party Financing sources to provide Financing for such First Offer Transaction; provided, however, that in no event shall Lessee or its Affiliate accept or otherwise consummate a Financing for a First Offer Transaction with a third party upon terms materially less favorable to Lessee or its Affiliate, as the case may be, than those offered by HCP in any Financing Proposal with respect thereto delivered to Lessee or its Affiliate, as the case may be, in accordance with the provisions of this Section 5(b). If HCP shall decline (or shall be deemed to have declined) to submit a Financing Proposal for any First Offer Transaction, then Lessee or its Affiliate, as the case may be, shall be free to offer such First Offer Transaction to one or more other third party Financing sources, and thereafter negotiate with such third party Financing sources to provide Financing for such First Offer Transaction without regard to the proviso in the preceding sentence.

(c)           As used in this Section 5, the following terms shall have the following meanings:

(i)           Finance, Finances, Financing: The provision of financing whether in the form of a loan, a synthetic lease, ground lease, sale-leaseback transaction, a sale-development lease, or similar or related financing structure, whether as equity or debt.

(ii)           First Offer Transactions: Any Financing or re-Financing of a First Offer Facility.

7.           Representations and Warranties of Lessee. As of the Effective Date hereof, each Lessee represents and warrants to the Lessor as follows:

(a)           Lessee is duly organized and validly existing under the laws of its state of organization/formation, is qualified to do business and in good standing in the State and has full power, authority and legal right to execute and deliver this Amendment and to perform and observe the provisions of this Amendment to be observed and/or performed by Lessee.

(b)           This Amendment has been duly authorized, executed and delivered by Lessee, and constitutes and will constitute the valid and binding obligations of Lessee enforceable against Lessee in accordance with its terms, except as such enforceability may be limited by creditors rights, laws and general principles of equity.

(c)           Lessee is solvent, has timely and accurately filed all tax returns required to be filed by Lessee, and is not in default in the payment of any taxes levied or assessed against Lessee or any of its assets, or subject to any judgment, order, decree, rule or regulation of any governmental authority which would, in each case or in the aggregate, adversely affect Lessee's condition, financial or otherwise, or Lessee's prospects or the Leased Property.

(d)           No consent, approval or other authorization of, or registration, declaration or filing with, any governmental authority is required for the due execution and delivery of this Amendment, or for the performance by or the validity or enforceability of this Amendment against Lessee.

(e)           The execution and delivery of this Amendment and compliance with the provisions hereof will not result in (i) a breach or violation of (A) any Legal Requirement applicable to Lessee or any Facility now in effect; (B) the organizational or charter documents of such party; (C) any judgment, order or decree of any governmental authority binding upon Lessee; or (D) any agreement or instrument to which Lessee is a counterparty or by which it is bound; or (ii) the acceleration of any obligation of Lessee.

8.           Financing Statement Amendments. Lessee hereby authorizes Lessor to file such financing statement amendments and other documents as may be necessary or desirable to perfect or continue the perfection of Lessor's security interest in the Collateral (including the Collateral relating to the Group 4 Facilities).

9.           Reaffirmation of Master Lease and Treatment Thereof. Lessor and Lessee hereby acknowledge, agree and reaffirm that (a) except as otherwise expressly provided in the Master Lease, as hereby amended, the Master Lease, as hereby amended, is and the parties intend the same for all purposes to be treated as a single, integrated and indivisible agreement, and (b) the Master Lease, as hereby amended, shall be treated as an operating lease for all purposes and not as a synthetic lease, financing lease or loan, and the Lessor shall be entitled to all of the benefits of ownership of the Leased Property, including depreciation for all federal, state and land tax purposes.

10.           ACMC Parties' Maintenance and Repair of the Group 4 Transfer Facilities. To the actual knowledge of Lessor, without any duty to make any independent investigation or inquiry, no Event of Default or event or circumstance which with notice or passage of time, or both, would constitute an Event of Default currently exists under the HCP/ACMC Lease, with respect to the ACMC Parties' obligations to maintain and repair the Group 4 Transfer Facilities pursuant to the terms of the HCP/ACMC Lease.

11.           Full Force and Effect; Counterparts; Facsimile Signatures. Except as hereby amended, the Master Lease shall remain in full force and effect. This Amendment may be executed in any number of counterparts, all of which shall constitute one and the same instrument. Telecopied signatures may be used in place of original signatures on this Amendment, and Lessor and Lessee both intend to be bound by the signatures of the telecopied document.

12.           Transfer Consideration. Lessor and Lessee acknowledge that (a) the Transfer Consideration Facilities currently consist of the Group 1 Facilities and the Group 2 Facilities only, (b) the Group 3 Facilities and the Group 4 Facilities are not deemed Transfer Consideration Facilities, and (c) Lessee shall have no obligation to pay Transfer Consideration in connection with any Transfer relating to such Group 3 Facilities or Group 4 Facilities.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.

LESSOR:	HEALTH CARE PROPERTY
INVESTORS, INC.,
a Maryland corporation

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Brian J. Maas
(signature)
Name:	Brian J. Maas
(print)

/s/ Mercedes Kerr
(signature)
Narne:	Mercedes Kerr
(print)

WESTMINSTER HCP, LLC,
a Delaware limited liability company

By:	HCPI/Tennessee, LLC,
a Delaware limited liability company,
its Sole Member

	By:	Health Care Property Investors,
Inc., a Maryland corporation,
its Managing Member

		By:	/s/ Edward J. Henning
Edward J. Henning
		Its:	Senior Vice President

WITNESSES

/s/ Brian J. Maas
(signature)
Name:	Brian J. Maas
(print)

/s/ Mercedes Kerr
(signature)
Name:	Mercedes Kerr
(print)

LESSOR (Continued):	TEXAS HCP HOLDING, L.P.,
a Delaware limited partnership

	By:	Texas HCP G.P., Inc.,
a Delaware corporation

		By:	/s/ Edward J. Henning
Edward J. Henning
		Its:	Senior Vice President

WITNESSES

/s/ Brian J. Maas
(signature)
Name:	Brian J. Maas
(print)

/s/ Mercedes Kerr
(signature)
Narne:	Mercedes Kerr
(print)

HCP AL OF FLORIDA, LLC,
a Delaware limited liability company

By:	Health Care Property Investors, Inc.,
a Maryland corporation,
its Managing Member

	By:	/s/ Edward J. Henning
Edward J. Henning
	Its:	Senior Vice President

WITNESSES

/s/ Brian J. Maas
(signature)

Name:	Brian J. Maas
(print)

/s/ Mercedes Kerr
(signature)
Name:	Mercedes Kerr
(print)

LESSEE:	LH ASSISTED LIVING, LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)

Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT COBBCO, INC.,
a California corporation

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT HILLSBOROUGH,
L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT OCOEE, INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT PORT ORANGE,
INC.,
a Delaware corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT PRINCE WILLIAM,
INC.,
a Delaware corporation

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT STAFFORD, L.L.C.,
a New Jersey limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT VOORHEES, L.L.C.,
a New Jersey limited liability company

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT WESTMINSTER,
INC.,
a Maryland corporation

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT PINELLAS PARK,
LLC, a Delaware limited liability company

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA WEST,
LLC,
a Delaware limited liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT CY-FAIR
ASSOCIATES, L.P.,
a Delaware limited partnership

By:	Summerville at CY-Fair, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT FRIENDSWOOD
ASSOCIATES, L.P.,
a Delaware limited partnership

	By:	Summerville at Friendswood, LLC,
a Delaware limited liability company,
Its General Partner

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT NEW PORT
RICHEY, LLC, a Delaware liability
company

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT LAKELAND, LLC,
a Delaware liability company

	By	/s/ Granger Cobb
		Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT ST. AUGUSTINE
LLC,
a Delaware liability company

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

LESSEE (Continued):	SUMMERVILLE AT OCALA EAST, LLC,
a Delaware liability company

	By:	/s/ Granger Cobb
	Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

SUMMERVILLE AT VENICE, LLC,
a Delaware liability company

By:	/s/ Granger Cobb
Its:	President

WITNESSES

/s/ Carol Phillips
(signature)
Name:	Carol Phillips
(print)

/s/ Melanie Werdel
(signature)
Name:	Melanie Werdel
(print)

CONSENT, REAFFIRMATION AND AGREEMENT OF GUARANTOR

The undersigned Guarantor hereby (i) reaffirms all of its obligations under the Guaranty, (ii) consents to the foregoing Amendment and (iii) agrees that (A) its obligations under the Guaranty shall extend to Lessee's duties, covenants and obligations pursuant to the Master Lease, as hereby amended, and (B) the Guaranty as hereby reaffirmed and extended shall be for the benefit of each party comprising Lessor under the Master Lease, as hereby amended.

SUMMERVILLE SENIOR
LIVING, INC.,
a Delaware corporation

	By:	/s/ Granger Cobb

	Its:	President

WITNESSES

/s/ Carol Phillips

(signature)
Name:	Carol Phillips

(print)

/s/ Melanie Werdel

(signature)
Name:	Melanie Werdel

(print)